SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  January 8, 1998

                            OUTLET CENTRE PARTNERS
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-16717
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3498737
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5.  OTHER EVENTS
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As previously reported, the Partnership contracted to sell the Factory Outlet
Centre, Bristol, Wisconsin (the "Property") at a sale price of $15,000,000. Pursuant to letter agreements between the Partnership and the purchaser, Clearview Investments, Ltd., the closing was extended. The purchaser assigned its rights under the agreement of sale to an affiliate, Clearview-Kenosha LLC, and the sale closed on January 8, 1998. Pursuant to a letter agreement, the purchaser received a $935,000 credit against the sale price for tenant improvements and renovations at the Property.

From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan of $12,279,304 and paid $305,000 as a brokerage fee to Insignia Mortgage & Investment Company and $194,745 in
closing costs. The Partnership received the remaining proceeds of approximately $1,286,000. Upon repayment of the first mortgage loan, the Partnership will also receive from the lender approximately $815,045 previously deposited by the Partnership in an escrow account with the lender in 1994 when the first mortgage loan was obtained.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (99) (i) Letter Agreement dated November 19, 1997 relating to the sale of Factory Outlet Centre, Bristol, Wisconsin.

                 (ii) Letter Agreement dated December 2, 1997 relating to the sale of Factory Outlet Centre, Bristol, Wisconsin.

                 (iii) Letter Agreement dated December 10, 1997 relating to the sale of Factory Outlet Centre, Bristol, Wisconsin.

                 (iv)  Letter Agreement dated December 23, 1997 relating to the sale of Factory Outlet Centre, Bristol, Wisconsin.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         OUTLET CENTRE PARTNERS

                         By:  Balcor Partners-XXII, an
                                 Illinois general partnership,
                                 its general partner

                         By:  The Balcor Company, a Delaware
                                 corporation, a partner

                         By:  /s/  John K. Powell, Jr.
                                ------------------------------------
                                   John K. Powell, Jr.
                                   Senior Vice President

Dated:  January 23, 1998
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